MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND      TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS APRIL 30, 2000            NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

During the 12-month period ended April 30, 2000, interest rates rose as the U.S. economy displayed considerable vigor and the unemployment rate fell to a 30-year low of 4 percent. Y2K concerns early in the period gradually abated, giving way to escalating business and consumer spending that culminated in a fourth-quarter 1999 GDP rate of 7.4 percent and projections for a strong first quarter in 2000. The ongoing technological revolution allowed productivity to soar and wages and salaries to outpace the still relatively tame inflation rate.

In this environment, the Federal Reserve Board remained vigilant, fighting the threat of inflation by raising the federal funds rate to 6.00 percent and intimating that further increases were to come. While long-term U.S. Treasury yields rose, the upward pressure was lessened by expectations for a decrease in new Treasury note and bond sales because of the Treasury's burgeoning tax receipts and attendant growing budget surplus. Expectations for future declines in availability of longer-maturity bonds versus shorter-maturity notes were sufficient to invert the yield relationship between 30-year bonds and shorter maturities to the degree that at the end of April, yields on one- and two-year Treasuries were higher than for 30-year bonds.

Corporate yields were less affected by supply factors than by stock market volatility and a general tiering of the market that valued liquidity at a particularly high premium. Flights to both quality and liquidity sent investors rushing for the safety of Treasuries. As a result, yield differentials between the two types of securities widened to near-historic levels, causing corporates to underperform Treasuries significantly.

PERFORMANCE

For the 12-month period ended April 30, 2000, Morgan Stanley Dean Witter Short-Term Bond Fund returned 2.36 percent compared with 2.10 percent for the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 2000, CONTINUED

The Fund's performance was reflective of a dramatic surge in short- and intermediate-term interest rates and of a reduction in liquidity for corporate bonds that caused these securities to underperform comparable U.S. Treasury and agency debt.

PORTFOLIO STRATEGY

On April 30, 2000 the Fund was invested 56.4 percent in corporate bonds, 26.9 percent in U.S. government bonds, 10.4 percent in mortgage-backed securities,
3.4 percent in asset backed securities and 2.9 percent in cash equivalents. The average quality rating for the entire portfolio was A1. During the period under review, the Fund used proceeds from maturing debt and security sales to meet cash outflow needs. While corporate securities were sold when attractive bids became available, most of the Fund's cash needs were met with sales of Treasuries and lower-coupon agencies. During periods of cash inflows, the Fund purchased additional corporate securities at compelling yields relative to other fixed-income securities, including debt of IBM Credit, Ford Motor Credit, Raytheon, DaimlerChrysler, U.S. West Capital Funding, Commercial Credit Corporation and Cox Enterprises. Throughout much of the fiscal year, however, the Fund concentrated its investments on Treasury securities and U.S. agencies, because of their liquidity characteristics.

As interest rates rose, the Fund acted to shorten duration to lessen the rates' impact on the net asset value. At the end of April, the average maturity was
1.73 years, compared to 1.83 years a year earlier. As higher-coupon bonds matured and share redemptions inhibited the Fund's ability to reinvest most of these proceeds, the Fund's income stream failed to keep pace with rising interest rates. Beginning in 2000, the Fund focused on increasing its earning potential by selling lower-coupon issues and purchasing ones with higher yields.

LOOKING AHEAD

Despite efforts by the Fed to subdue economic growth by raising short-term interest rates, domestic production and consumer demand remain robust. Ongoing tight labor markets and insatiable consumer demand suggest that further rate increases may be in store. Until such time as interest rates check corporate profits and individuals' stock market gains, we can expect yields for fixed-income securities to rise.

Given today's inverted yield curve, higher interest rates and record yield spreads, corporate bonds and U.S. government agencies are beginning to look compelling for the long term. While many of the near-term expectations for additional action by the Federal Reserve are currently reflected in today's

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 2000, CONTINUED

yield levels, should rates continue their upward move, a more aggressive stance may be in order. Should interim volatility serve to reduce yield differentials between corporate securities and U.S. governments, we will look to increase Treasury allocations.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

          /s/ CHARLES A. FIUMEFREDDO      /s/ MITCHELL M. MERIN
          CHARLES A. FIUMEFREDDO          MITCHELL M. MERIN
          CHAIRMAN OF THE BOARD           PRESIDENT

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FUND PERFORMANCE APRIL 30, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 FUND      LEHMAN(3)
GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)
January,
1994              10,000       10,000
April, 1994        9,799        9,726
April, 1995       10,265       10,412
April, 1996       11,018       11,268
April, 1997       11,666       12,026
April, 1998       12,484       13,008
April, 1999       13,234       13,864
April, 2000     13546(2)       14,154

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------
1 Year                       2.36%(1)
5 Year                       5.70%(1)
Since Inception (1/10/94)    4.93%(1)

------------------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)  Closing value assuming a complete redemption on April 30, 2000.
(3) The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index measures all investment-grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2000

PRINCIPAL
AMOUNT IN                                   COUPON          MATURITY
THOUSANDS                                    RATE             DATE             VALUE
----------------------------------------------------------------------------------------
            CORPORATE BONDS (55.4%)
            CABLE TELEVISION (2.3%)
 $ 1,000    Century Communications
              Corp.....................     9.75 %       02/15/02           $    997,500
   1,000    Cox Enterprises Inc. -
              144A*....................     6.625        06/14/02                968,430
     800    Rogers Cablesystems,
              Ltd......................     9.625        08/01/02                810,000
                                                                            ------------
                                                                               2,775,930
                                                                            ------------
            CASINO/GAMBLING (0.8%)
   1,000    Circus Circus
              Enterprises, Inc.........     9.25         12/01/05                965,000
                                                                            ------------
            CELLULAR TELEPHONE (1.7%)
   2,000    AirTouch
              Communications, Inc......     7.125        07/15/01              1,992,940
                                                                            ------------
            DEPARTMENT STORES (2.4%)
   3,000    Dillard's Inc..............     5.79         11/15/01              2,847,030
                                                                            ------------
            DIVERSIFIED FINANCIAL SERVICES (1.1%)
   2,000    Conseco, Inc...............     6.40         06/15/01              1,340,000
                                                                            ------------
            DRUGSTORE CHAINS (1.3%)
   2,000    Rite Aid Corp. - 144A*.....     6.00         12/15/00              1,590,000
                                                                            ------------
            ELECTRIC UTILITIES (6.6%)
   1,000    Cinergy Corp...............     6.125        04/15/04                934,810
   1,000    Consolidated Edison Co. New
              York, Inc................     7.375        09/15/00              1,001,400
   3,000    CSW Investments - 144A*
              (United Kingdom).........     6.95         08/01/01              2,977,680
     972    Niagara Mohawk Power Co....     7.125        07/01/01                964,716
   2,000    Texas Utilities Electric
              Co.......................     8.125        02/01/02              2,008,880
                                                                            ------------
                                                                               7,887,486
                                                                            ------------
            ENVIRONMENTAL SERVICES (1.9%)
   2,370    USA Waste
              Services, Inc............     6.125        07/15/01              2,264,962
                                                                            ------------
            FINANCE COMPANIES (9.3%)
   1,000    Associates Corp. of North
              America..................     6.70         05/29/01                992,320
   2,000    Bombardier Capital Inc. -
              144A* (Canada)...........     6.00         01/15/02              1,941,720
   2,000    Commercial Credit
              Group, Inc...............     8.25         11/01/01              2,022,320
   1,100    Daimlerchrysler North
              America Holding..........     6.46         12/07/01              1,084,039
   2,000    Ford Motor Credit Corp.....     7.25         01/15/03              1,979,280

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON           MATURITY
THOUSANDS                                   RATE              DATE             VALUE
----------------------------------------------------------------------------------------
 $ 2,000    General Motors Acceptance
              Corp.....................     6.375%       12/01/01           $  1,973,140
   1,000    IBM Credit Corp............     7.00         01/28/02                992,080
                                                                            ------------
                                                                              10,984,899
                                                                            ------------
            FOOD CHAINS (1.7%)
   2,000    Kroger Co..................     6.00         07/01/00              1,997,780
                                                                            ------------
            INVESTMENT BANKERS/BROKERS/SERVICES (1.6%)
   2,000    Lehman Brothers
              Holdings, Inc............     6.50         10/01/02              1,940,900
                                                                            ------------
            MAJOR BANKS (0.9%)
   1,000    Republic New York Corp.....     8.25         11/01/01              1,010,040
                                                                            ------------
            MAJOR U.S. TELECOMMUNICATIONS (2.4%)
   1,000    AT&T Corp..................     5.625        03/15/04                938,200
   2,000    Sprint Capital Corp........     5.875        05/01/04              1,879,600
                                                                            ------------
                                                                               2,817,800
                                                                            ------------
            MEDIA CONGLOMERATES (1.7%)
   2,000    News American
              Holdings, Inc............     7.45         06/01/00              2,001,600
                                                                            ------------
            MID-SIZED BANKS (1.7%)
   2,000    Long Island Savings Bank...     6.20         04/02/01              1,971,800
                                                                            ------------
            MILITARY/GOV'T/TECHNICAL (1.7%)
   2,000    Raytheon Co................     7.90         03/01/03              1,985,080
                                                                            ------------
            MULTI-SECTOR COMPANIES (2.1%)
   2,600    Brascan Ltd. (Canada)......     7.375        10/01/02              2,536,300
                                                                            ------------
            OIL & GAS PRODUCTION (0.8%)
   1,000    Occidental Petroleum
              Corp.....................     8.50         11/09/01              1,007,720
                                                                            ------------
            OIL REFINING/MARKETING (1.7%)
   2,000    Tosco Corp.................     7.00         07/15/00              2,000,700
                                                                            ------------
            OIL/GAS TRANSMISSION (1.7%)
   2,000    Columbia Energy Group
              (Series A)...............     6.39         11/28/00              1,990,140
                                                                            ------------
            OTHER CONSUMER SERVICES (1.6%)
   2,000    Service Corp.
              International............     6.375        10/01/00              1,950,000
                                                                            ------------
            OTHER TELECOMMUNICATIONS (1.7%)
   2,000    US West Capital
              Funding, Inc.............     6.875        08/15/01              1,984,180
                                                                            ------------
            RAILROADS (1.0%)
   1,200    Union Pac Corp.............     7.375        05/15/01              1,196,628
                                                                            ------------
            RENTAL/LEASING COMPANIES (4.4%)
   1,270    Comdisco, Inc..............     6.50         06/15/00              1,269,454
   2,000    Comdisco, Inc..............     6.13         08/01/01              1,957,280
   2,000    Gatx Capital Corp..........     6.50         11/01/00              1,988,080
                                                                            ------------
                                                                               5,214,814
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON           MATURITY
THOUSANDS                                   RATE              DATE             VALUE
----------------------------------------------------------------------------------------
            SAVINGS & LOAN ASSOCIATIONS (1.3%)
 $ 1,500    Golden West Financial
              Corp.....................     7.875%       01/15/02           $  1,502,295
                                                                            ------------

            TOTAL CORPORATE BONDS
            (IDENTIFIED COST $68,587,279).................................    65,756,024
                                                                            ------------

            ASSET BACKED SECURITIES (3.3%)
            UTILITIES
            California
              Infrastructure & Economic
              Development Bank
   2,000      Special Purpose Trust
                SCE-1 Class A-3........     6.17         03/25/03              1,997,160
   2,000      Special Purpose Trust
                PG&E-1 Class A-5.......     6.25         06/25/04              1,970,460
                                                                            ------------

            TOTAL ASSET BACKED SECURITIES
            (IDENTIFIED COST $4,046,602)..................................     3,967,620
                                                                            ------------

            U.S. GOVERNMENT & AGENCIES OBLIGATIONS (36.6%)
            MORTGAGE PASS-THROUGH SECURITIES (10.2%)
   2,774    Federal Home Loan Mortgage
              Corp. PC Gold............     5.50         04/01/03              2,596,947
   5,371    Federal Home Loan Mortgage                   11/01/01-
              Corp. PC Gold............     6.00         09/01/03              5,155,821
   2,039    Federal Home Loan Mortgage
              Corp. PC Gold............     6.50         07/01/00              1,989,486
   2,511    Federal National Mortgage
              Assoc....................     6.00         10/01/00              2,389,209
                                                                            ------------
                                                                              12,131,463
                                                                            ------------
            U.S. GOVERNMENT AGENCIES & OBLIGATIONS (26.4%)
   8,600    Federal Home Loan Banks....     6.00-        11/15/01-
                                            6.75         02/15/02              8,532,480
   1,000    Federal Home Loan Mortgage
              Corp.....................     5.865        07/16/01                986,040
   5,500    Federal National Mortgage       5.81-        08/27/01-
              Assoc....................     6.625        07/17/02              5,420,390
   4,000    Federal National Mortgage
              Assoc. Strips............     0.00         08/15/01              3,644,000
   2,000    Tennessee Valley Authority
              Strips...................     0.00         05/01/02              1,746,220
  11,000    U.S. Treasury Notes........     6.25-        04/30/01-
                                            6.625        08/15/02             10,950,340
                                                                            ------------
                                                                              31,279,470
                                                                            ------------

            TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
            (IDENTIFIED COST $44,241,015).................................    43,410,933
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON           MATURITY
THOUSANDS                                   RATE              DATE             VALUE
----------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (2.8%)
            REPURCHASE AGREEMENT
 $ 3,358    The Bank of New York (dated
              04/28/00; proceeds
              $3,359,605) (a)
              (IDENTIFIED COST
              $3,357,978)..............     5.813%       05/01/00           $  3,357,978
                                                                            ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $120,232,874) (b)........................................................   98.1%    116,492,555

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.9       2,201,598
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 118,694,153
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a) Collateralized by $3,489,069 U.S. Treasury Bill 5.75% due 08/17/00 valued at $3,427,795.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $420 and the aggregate gross unrealized depreciation is $3,740,739, resulting in net unrealized depreciation of $3,740,319.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000

ASSETS:
Investments in securities, at value
  (identified cost $120,232,874)..............................................................  $116,492,555
Receivable for:
    Interest..................................................................................     2,046,092
    Shares of beneficial interest sold........................................................       361,765
Prepaid expenses and other assets.............................................................        35,473
                                                                                                ------------

     TOTAL ASSETS.............................................................................   118,935,885
                                                                                                ------------

LIABILITIES:
Payable for:
    Dividends to shareholders.................................................................        75,583
    Investment management fee.................................................................        68,082
    Shares of beneficial interest repurchased.................................................        42,772
Accrued expenses and other payables...........................................................        55,295
                                                                                                ------------

     TOTAL LIABILITIES........................................................................       241,732
                                                                                                ------------

     NET ASSETS...............................................................................  $118,694,153
                                                                                                ============

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $126,048,389
Net unrealized depreciation...................................................................    (3,740,319)
Accumulated undistributed net investment income...............................................        15,610
Accumulated net realized loss.................................................................    (3,629,527)
                                                                                                ------------

     NET ASSETS...............................................................................  $118,694,153
                                                                                                ============

NET ASSET VALUE PER SHARE,
  12,907,210 SHARES OUTSTANDING
  (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE).............................................         $9.20
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $ 9,603,498
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................    1,076,475
Professional fees..............................................................................       74,179
Transfer agent fees and expenses...............................................................       72,666
Shareholder reports and notices................................................................       64,548
Registration fees..............................................................................       61,020
Custodian fees.................................................................................       14,772
Trustees' fees and expenses....................................................................       13,350
Other..........................................................................................        9,036
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,386,046
Less: amounts waived/reimbursed................................................................     (155,789)
                                                                                                 -----------
     NET EXPENSES..............................................................................    1,230,257
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    8,373,241
                                                                                                 -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss..............................................................................   (1,637,726)
Net change in unrealized depreciation..........................................................   (3,269,690)
                                                                                                 -----------

     NET LOSS..................................................................................   (4,907,416)
                                                                                                 -----------

NET INCREASE...................................................................................  $ 3,465,825
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR    FOR THE YEAR
                                                                                      ENDED           ENDED
                                                                                  APRIL 30, 2000  APRIL 30, 1999
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................   $  8,373,241    $  9,831,844
Net realized loss...............................................................     (1,637,726)       (415,018)
Net change in unrealized depreciation...........................................     (3,269,690)       (202,190)
                                                                                   ------------    ------------

     NET INCREASE...............................................................      3,465,825       9,214,636

Dividends from net investment income............................................     (8,353,039)     (9,831,922)

Net increase (decrease) from transactions in shares of beneficial interest......    (62,860,227)     79,359,646
                                                                                   ------------    ------------

     NET INCREASE (DECREASE)....................................................    (67,747,441)     78,742,360

NET ASSETS:
Beginning of period.............................................................    186,441,594     107,699,234
                                                                                   ------------    ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $15,610 AND $0,
    RESPECTIVELY.)..............................................................   $118,694,153    $186,441,594
                                                                                   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2000, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 1999 through December 31, 2000, the Investment Manager has agreed to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2000, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 2000 were $106,320,759 and $165,876,116, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $78,688,052 and $109,443,795, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                         APRIL 30, 2000               APRIL 30, 1999
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
Sold.............................................................   54,714,865  $ 510,668,353    63,700,556  $ 606,779,742
Reinvestment of dividends........................................      667,268      6,222,631       796,095      7,583,175
                                                                   -----------  -------------   -----------  -------------
                                                                    55,382,133    516,890,984    64,496,651    614,362,917
Repurchased......................................................  (62,125,924)  (579,751,211)  (56,192,124)  (535,003,271)
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease)..........................................   (6,743,791) $ (62,860,227)    8,304,527  $  79,359,646
                                                                   ===========  =============   ===========  =============

5. FEDERAL INCOME TAX STATUS

At April 30, 2000, the Fund had a net capital loss carryover of approximately $2,482,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through April 30 of the following years:

                  (AMOUNTS IN THOUSANDS)
-----------------------------------------------------------
2003     2004       2005       2006       2007       2008
----   --------   --------   --------   --------   --------
$378     $501       $186       $359       $509       $549
====     ====       ====       ====       ====       ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,148,000 during fiscal 2000.

As of April 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to gains on paydowns. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $4,592.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED APRIL 30,
                                                             ---------------------------------------------------
                                                                2000      1999      1998       1997      1996
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................ $    9.49  $   9.49  $   9.50  $    9.54  $   9.46
                                                             ---------  --------  --------  ---------  --------

Income (loss) from investment operations:
   Net investment income....................................      0.51      0.56      0.65       0.61      0.63
   Net realized and unrealized gain (loss)..................     (0.29)    --        --         (0.06)     0.05
                                                             ---------  --------  --------  ---------  --------

Total income from investment operations.....................      0.22      0.56      0.65       0.55      0.68
                                                             ---------  --------  --------  ---------  --------

Less dividends and distributions from:
   Net investment income....................................     (0.51)    (0.56)    (0.66)     (0.59)    (0.45)
   Paid-in-capital..........................................    --         --        --        --         (0.15)
                                                             ---------  --------  --------  ---------  --------

Total dividends and distributions...........................     (0.51)    (0.56)    (0.66)     (0.59)    (0.60)
                                                             ---------  --------  --------  ---------  --------

Net asset value, end of period.............................. $    9.20  $   9.49  $   9.49  $    9.50  $   9.54
                                                             =========  ========  ========  =========  ========

TOTAL RETURN+...............................................     2.36%     6.00%     7.02%      5.88%     7.33%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses....................................................     0.80%     0.31%     --         0.64%     0.37%

Net investment income.......................................     5.43%     5.68%     6.52%      6.25%     6.54%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $118,694  $186,442  $107,699    $42,252   $33,178

Portfolio turnover rate.....................................       71%       58%       55%        67%       64%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.90% and 5.33%, respectively, for the year ended
      April 30, 2000; 0.88% and 5.11%, respectively, for the year ended
      April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; and 1.29% and 5.61%, respectively, for the year ended April 30, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 12, 2000

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.
MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND


[GRAPHIC]


ANNUAL REPORT
APRIL 30, 2000